Q2 2022 Earnings Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com November 2, 2021 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and uncertainties associated with the continued impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • September 2015: completed tax free spin off of CSW Industrials ("Spin Off") (NASDAQ: "CSWI") • April 2021: received SBIC license from the U.S. Small Business Administration • 24 employees based in Dallas, Texas • Total Balance Sheet Assets of $867 MM as of September 30, 2021 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q2 2022 Pre-Tax Net Investment Income (“NII”) of $10.0 MM or $0.45 per share • Paid $0.44 per share Regular Dividend and $0.10 per share Supplemental Dividend for the quarter ended September 30, 2021 ◦ Increased Regular Dividend to $0.47 per share and declared $0.50 per share Supplemental Dividend for the quarter ending December 31, 2021 • Investment Portfolio at Fair Value increased to $818 MM from $799 MM in prior quarter ◦ $112.9 MM in total new committed investments, of which $77.2 MM was funded at close ◦ $60.9 MM in total proceeds from six debt prepayments and two equity exits ◦ $2.8 MM net realized and unrealized appreciation on the portfolio • Completed amendment to our Credit Facility, extending maturity to August 2026 and decreasing interest rate to LIBOR + 2.15% from LIBOR + 2.50% • Issued $100 MM in aggregate principal of 3.375% Notes due October ("October 2026 Notes") ◦ 5.375% Notes due 2024 ("October 2024 Notes") paid off in full ($125 MM aggregate principal) in conjunction with issuance of October 2026 Notes • Raised $30.3 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $26.59 per share, or 160% of the prevailing NAV per share • $116.7 MM available on Credit Facility, $22.5 MM available on SBA leverage commitment to SBIC I, and $26.8 MM in cash and cash equivalents as of quarter end Q2 2022 Highlights Financial Highlights

Page 7 • In the last twelve months ended 9/30/2021, CSWC generated $1.85 per share in Pre-Tax NII and paid out $1.70 per share in regular dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 107% since the 2015 Spin-Off • Total Special and Supplemental Dividends of $3.41 per share since the 2015 Spin-Off • Undistributed Taxable Income ("UTI") of $0.69 per share as of September 30, 2021 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.45 $0.21 $0.24 $0.26 $0.28 $0.89 $0.44 $0.46 $0.48 $0.49 $0.50 $1.25 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.54 $0.97 $0.19 $0.21 $0.24 $0.26 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.44 $0.47 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.50 $0.26 $0.50 $0.75 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 3/31/17 6/30/17 9/30/17 12/31/17 03/31/18 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 10.6% 5.2% 5.6% 6.3% 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 15.1% 14.5% 11.5% 9.4% 9.1% 8.6%

History of Value Creation

Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $8.64 per share at 9/30/2021 from 9/30/2015 Spin-off of CSWI



$27.00
$24.00
$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
$17.68 $17.22 $17.38 $17.49 $17.95 $18.26 $18.63 $19.00 $19.54 $19.98 $20.90 $21.58 $21.99 $22.04 $22.71 $23.16 $23.38 $23.07 $21.97 $22.30 $23.22 $24.11 $24.90 $26.00 $26.32
$0.00 $0.00 $0.04 $0.10 $0.21 $0.38 $0.83 $1.04 $1.28 $1.54 $1.82 $2.71 $3.15 $3.61 $4.09 $4.58 $5.08 $6.33 $6.84 $7.35 $7.86 $8.37 $8.89 $9.42 9.96
$17.68 $17.22 $17.34 $17.39 $17.74 $17.88 $17.8 $17.96 $18.26 $18.44 $19.08 $18.87 $18.84 $18.43 $18.62 $18.58 $18.30 $16.74 $15.13 $14.95 $15.36 $15.74 $16.01 $16.58 16.36
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
Net Asset Value Per Share
Cumulative Dividends Paid Per Share

CSWC
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Page 9 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $30 MM with hold sizes generally $10 MM to $25 MM ◦ Both Sponsored and Non-sponsored deals ◦ Securities include first lien, unitranche, and second lien ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $15 MM ▪ Floating rate first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Investment Strategy

Page 10 Credit Portfolio Heavily Weighted Towards First Lien Investments 91% of Credit Portfolio as of 9/30/2021 in first lien senior secured loans Credit Portfolio Heavily Weighted to First Lien $ (M ill io ns ) $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 $671 $689 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 $0.0 $200.0 $400.0 $600.0 $800.0 Sub-DebtSecond LienFirst Lien 6% 85% 9% 7% 86% 7% 4% 86% 10% 86% 10% 4% 87% 9% 4% 87% 9% 4% 90% 8% 2% 90% 8% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 92% 6% 2% 90% 8% 2% 91% 7% 2%

Q2 2022 Originations

$112.9 MM in total new committed investments to six new portfolio companies and four existing portfolio companies

- $77.2 MM funded at close

Portfolio Originations	Q2 2022						
Name	**Industry**	**Type**	**Total Debt Funded at Close ($000s)**	**Total Equity Funded at Close ($000s)**	**Unfunded Commitments at Close ($000s)**	**Debt Spread**	**Debt Yield to Maturity**
Roof Opco, LLC	Consumer services	First Lien	$11,000	$—	$15,278	6.00%	7.50%
Muenster Milling Company, LLC	Food, agriculture & beverage	First Lien	$12,000	$—	$11,000	7.25%	9.15%
Well Foam, Inc.	Energy services (upstream)	First Lien	$18,000	$—	$3,500	8.50%	10.40%
Systec Corporation (DBA Inspire Automation)	Business services	First Lien	$9,000	$—	$5,000	7.50%	9.42%
Wall Street Prep, Inc	Education	First Lien	$11,000	$1,000	$1,000	7.00%	8.88%
LLFlex, LLC	Containers & packaging	First Lien	$11,000	$—	$—	9.00%	11.05%
USA Debusk, LLC	Industrial services	First Lien	$3,793	$—	$—	5.75%	7.78%
Dynamic Communities, LLC	Business services	Senior Subordinated Debt	$149	$—	$—	25.00%	25.00%
Broad Sky Networks, LLC	Telecommunications	Equity	$—	$132	$—	N/A	N/A
Central Medical Supply LLC	Healthcare services	Equity	$—	$101	$—	N/A	N/A
Total / Weighted Average			**$75,942**	**$1,233**	**$35,778** (1)	**7.57%**	**9.44%**

(1) Unfunded Commitments consist of $14.6 MM in revolving loans and $21.2 in delayed draw term loans

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Page 12 Portfolio Exits Q2 2022 Name Industry Type Net Proceeds ($000s) Realized Gain ($000s) IRR Landpoint, LLC Business Services First Lien $18,510 $272 13.00% Vistar Media Inc. Media, marketing & entertainment First Lien / Equity $12,833 $1,329 16.14% Electronic Transaction Consultants, LLC Software & IT services First Lien / Equity $12,278 $1,471 30.60% Ian, Evan and Alexander (DBA EverWatch) Aerospace & defense First Lien $9,229 $186 13.80% Driven, Inc. Business Services First Lien $5,760 $72 13.47% California Pizza Kitchen, Inc. Restaurants First Lien $2,332 $17 14.97% Total / Weighted Average $60,942 $3,347 17.45% Track Record of CSWC Exits Continues • During the quarter, CSWC exited six debt investments and two equity investments, generating total proceeds of $60.9 MM and an IRR of 17.5% • Cumulative IRR of 15.2% on 45 portfolio company exits generating $461.6 MM in proceeds since launch of credit strategy in January 2015 $60.9 MM in total proceeds from six portfolio company exits

CSWC Investment Portfolio Composition

Maintaining conservative portfolio leverage while receiving attractive risk-adjusted returns

Investment Portfolio - Statistics Q2 2022	6/30/2021	9/30/2021
(In Thousands)	Total CSWC Portfolio	Total CSWC Portfolio
Number of Portfolio Companies	61	63
Total Cost	$730,286	$749,521
Total Fair Value	$737,375	$758,580
Average Hold Size (at Fair Value)	$12,088	$12,041
% First Lien Investments (at Fair Value)	82.2%	82.4%
% Second Lien Investments (at Fair Value)	7.2%	6.8%
% Subordinated Debt Investments (at Fair Value)	1.6%	1.6%
% Equity (at Fair Value)	9.0%	9.1%
Wtd. Avg. Yield (2)	10.0%	9.7%
Wtd. Avg. EBITDA of Issuer ($MM's) (3)	$17.1	$17.4
Wtd. Avg. Leverage through CSWC Security (4)	4.2x	4.1x

Note: All metrics above exclude the I-45 Senior Loan Fund

(1) At September 30, 2021 and June 30, 2021, we had equity ownership in approximately 49% and 51%, respectively, of our investments

(2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of September 30, 2021, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. As of September 30, 2021, there were three investments on non-accrual status. As of June 30, 2021, there were two investments on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor

(3) Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarter ended September 30, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. For the quarter ended June 30, 2021, four portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

(4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment. For the quarter ended September 30, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. For the quarter ended June 30, 2021, four portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

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Page 14 Two loans upgraded and two loans downgraded during the quarter Investment Rating 6/30/2021 Investment Rating Upgrades Investment Rating Downgrades 9/30/2021 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 7 $90.7 13.5% 2 $27.9 4.0% 0 $0.0 —% 8 $112.5 15.8% 2 57 $528.0 78.7% 0 $0.0 —% 0 $0.0 —% 53 $515.8 73.7% 3 6 $52.5 7.8% 0 $0.0 —% 1 $10.6 1.5% 6 $58.9 9.7% 4 0 $0.0 —% 0 $0.0 —% 1 $2.3 0.3% 1 $2.3 0.8% Wtd. Avg. Investment Rating (at Cost) 1.96 1.96 Credit Portfolio Investment Rating Migration

Page 15 CSWC Portfolio Mix as of 9/30/2021 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of $818 MM continues to be diverse across industries First Lien 77% I-45 SLF LLC 7% Second Lien 6% Subordinated Debt 2% Equity 8% Healthcare Services 11% Business Services 10% Media, Marketing, & Entertainment 9% Consumer Products & Retail 8% I-45 SLF LLC 7% Distribution 6% Software & IT Services 6% Industrial Services 5% Food, Agriculture & Beverage 5% Financial Services 4% Note: I-45 SLF consists of 95% first lien senior secured debt

Page 16 I-45 Portfolio Overview Current I-45 Portfolio (By Industry) I-45 loan portfolio of $169.0 MM is 95% first lien senior secured debt with average hold size of 2.6% of the I-45 portfolio (1) Through I-45 security Telecommunications Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Total Investments at Fair Value $159,598 $164,351 $169,610 $169,042 Fund Leverage (Debt to Equity) at Fair Value 1.07x 1.27x 1.40x 1.30x Number of Issuers 38 36 38 38 Wtd. Avg. Issuer EBITDA $73,384 $77,649 $77,851 $75,025 Avg. Investment Size as a % of Portfolio 2.6% 2.8% 2.6% 2.6% Wtd. Avg. Net Leverage on Investments (1) 4.7x 4.4x 4.8x 4.7x Wtd. Avg. Spread to LIBOR 6.1% 6.0% 6.0% 5.9% Wtd. Avg. Duration (Yrs) 3.1 3.0 3.0 3.7 95% 5% First Lien Non-First Lien Telecommunications Business Services Consumer Products and Retail Healthcare Products 14% 14% 12% 10%8% Capital Equipment

Page 17 Income Statement (In Thousands, except per share amounts) Quarter Ended 12/31/20 Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Investment Income Interest Income $13,079 $12,282 $14,626 $16,100 PIK Interest Income 1,608 2,796 975 879 Dividend Income 2,916 1,661 2,657 2,070 Fees and Other Income 1,437 434 321 1,247 Total Investment Income $19,040 $17,173 $18,579 $20,296 Expenses Cash Compensation $2,444 $1,631 $1,432 $2,298 Share Based Compensation 771 708 1,076 923 General & Administrative 1,325 1,278 1,677 1,630 Total Expenses (excluding Interest) $4,540 $3,617 $4,185 $4,851 Interest Expense $4,528 $4,688 $4,955 $5,405 Pre-Tax Net Investment Income $9,972 $8,868 $9,439 $10,040 Gains / Losses and Taxes Net Realized and Unrealized Gains on Investments $7,144 $2,660 $6,099 $2,805 Realized Losses on Extinguishment of Debt (262) (459) — (17,087) Income Tax Expense (1,455) (852) (396) (314) Net increase (decrease) in Net Assets Resulting from Operations $15,399 $10,217 $15,142 $(4,556) Weighted Average Diluted Shares Outstanding 19,135 20,376 21,202 22,534 Pre-Tax NII Per Diluted Weighted Average Share $0.52 $0.44 $0.45 $0.45

Page 18 Operating Leverage Trend Continue to realize operating efficiencies of internally managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $836 $867 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.3% 2.3% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 Q1 FY 22 Q2 FY22 $0 $200 $400 $600 $800 $1,000 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses(1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets (1) Operating expenses exclude interest expense

Page 19 $16.58 $0.45 $(0.44) $(0.10) $0.00 $0.20 $(0.07) $0.47 $(0.76) $0.03 $16.36 6/30/2021 NAV/Share Pre- Tax Net I nvest ment In come Regular Dividend Supplem ental Dividend Net C hange in Debt P ortfo lio Net C hange in Equity Portfo lio Net C hange in I-4 5 Portfo lio Accr etio n fro m Equity Iss uance Real ize d Losse s o n Extin guish ment o f D ebt Other Corporat e 9/30/2021 NAV/Share $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 NAV per Share Bridge from Quarter Ended 6/30/2021 Earnings / Dividends $(0.09) per Share Investment Portfolio $0.13 per Share Other Corporate $(0.26) per Share

Significant Unused Debt Capacity with Long-Term Duration

Earliest debt maturity occurs in January 2026

Facility	Total Commitments	Interest Rate	Maturity	Principal Drawn	Undrawn Commitment
January 2026 Notes (1)	$140.0 MM	4.50%	January 2026	$140.0 MM	N/A
I-45 Credit Facility (2)	$150.0 MM	L + 2.15%	March 2026	$97.0 MM	$53.0 MM
Credit Facility (3)	$335.0 MM	L + 2.15%	August 2026	$215.0 MM	$116.7 MM (4)
October 2026 Notes (5)	$100.0 MM	3.375%	October 2026	$100.0 MM	N/A
SBA Debentures	$40.0 MM	0.85% (6)	September 2031 (7)	$17.5 MM	$22.5 MM (8)



Long-Term Debt Obligations (Calendar Year)
Principal Payments ($MM)
$600
$500
$400
$300
$200
$100
$0
$552.0
100.0
215.0
97.0
140.0
$17.5
CY2021-CY2025
CY 2026
CY 2027
CY 2028
CY 2029
CY 2030
CY 2031
January 2026 Notes
October 2026 Notes
I-45 Credit Facility
SBIC I
Credit Facility

(1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par
(2) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner
(3) The Credit Facility has an accordion feature that allows for an increase in total commitments up to $400 MM
(4) Net of $3.3 MM in letters of credit outstanding
(5) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par
(6) Weighted average interest rate of all pooled and non-pooled SBA Debentures for the three months ended September 30, 2021
(7) First pooled SBA Debentures mature on September 1, 2031
(8) Current statutes and regulations permit SBIC I to borrow up to $175 million in SBA Debentures with at least $87.5 million in regulatory capital, subject to SBA approval

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Page 21 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 12/31/20 Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Assets Portfolio Investments $648,773 $688,432 $798,647 $818,218 Cash & Cash Equivalents 43,724 31,613 16,543 26,840 Other Assets 16,337 15,539 20,858 21,764 Total Assets $708,834 $735,584 $836,048 $866,822 Liabilities SBA Debentures $— $— $— $16,709 December 2022 Notes 36,689 — — — October 2024 Notes 122,775 122,879 123,041 — January 2026 Notes 73,410 138,425 138,504 138,545 October 2026 Notes — — — 97,264 Credit Facility 150,000 120,000 190,000 215,000 Other Liabilities 13,310 18,029 16,408 17,359 Total Liabilities $396,184 $399,333 $467,953 $484,877 Shareholders Equity Net Asset Value $312,650 $336,251 $368,095 $381,945 Net Asset Value per Share $15.74 $16.01 $16.58 $16.36 Regulatory Debt to Equity 1.22x 1.13x 1.23x 1.18x

Portfolio Statistics

Continuing to build a well performing credit portfolio

(In Thousands)	Quarter Ended 12/31/20	Quarter Ended 3/31/21	Quarter Ended 6/30/21	Quarter Ended 9/30/21
Portfolio Statistics				
Fair Value of Debt Investments	$531,103	$572,614	$671,257	$689,421
Average Debt Investment Hold Size	$11,300	$11,228	$11,377	$11,490
Fair Value of Debt Investments as a % of Par	96%	97%	97%	97%
% of Investment Portfolio on Non-Accrual (at Fair Value)	0.1%	0.0%	1.8%	3.0%
Weighted Average Investment Rating (1)	2.01	2.00	1.96	1.96
Weighted Average Yield on Debt Investments	10.64%	10.76%	10.04%	9.66%
Total Fair Value of Portfolio Investments	$648,773	$688,432	$798,647	$818,218
Weighted Average Yield on all Portfolio Investments	11.20%	10.22%	10.12%	9.60%
Investment Mix (Debt vs. Equity) (2)(3)	91% / 9%	92% / 8%	91% / 9%	91% / 9%

(1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost

(2) Excludes CSWC equity investment in I-45 Senior Loan Fund

(3) At Fair Value

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Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 12/31/20 Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Investment Income Breakdown Cash Interest $12,413 $11,668 $13,939 $15,370 Cash Dividends 2,916 1,660 2,657 2,069 PIK Income 1,608 2,796 975 879 Amortization of purchase discounts and fees 667 616 688 731 Management/Admin Fees 199 234 227 327 Prepayment Fees & Other Income 1,237 199 93 920 Total Investment Income $19,040 $17,173 $18,579 $20,296 Key Metrics Cash Income as a % of Investment Income 88% 80% 91% 92% % of Total Investment Income that is Recurring 92% 99% 96% 95%

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter (2) Realized Earnings and Earnings include ($17.1) MM or ($0.76) per weighted average diluted share for realized losses on extinguishment of debt Quarter Ended 12/31/20 Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.52 $0.44 $0.45 $0.45 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 13.57% 11.06% 11.12% 10.75% Realized Earnings Per Wtd Avg Diluted Share $0.42 $0.29 $0.38 $(0.17) Realized Earnings Return on Equity (ROE)(1)(2) 11.06% 7.45% 9.53% (4.14)% Earnings Per Wtd Avg Diluted Share $0.80 $0.50 $0.71 $(0.20) Earnings Return on Equity (ROE)(1)(2) 20.96% 12.74% 17.84% (4.88)% Regular Dividends per Share $0.41 $0.42 $0.43 $0.44 Supplemental/Special Dividends per Share $0.10 $0.10 $0.10 $0.10 Total Dividends per Share $0.51 $0.52 $0.53 $0.54

Page 25 Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of 9/30/2021, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 0.13% at 9/30/2021. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 98% floating rate debt assets and 100% floating rate liabilities (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (25 bps) 354,564 0.02 25 bps (681,172) (0.03) 50 bps (1,362,344) (0.06) 75 bps (2,000,089) (0.09) 100 bps (1,856,097) (0.08) 125 bps (1,019,327) (0.04) 150 bps (139,669) (0.01) 4% 96% Fixed Floating

Corporate Information

Board of Directors
Inside Directors
Bowen S. Diehl
Independent Directors
David R. Brooks
Christine S. Battist
T. Duane Morgan
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Senior Management
Bowen S. Diehl
President & Chief Executive Officer
Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer
Joshua S. Weinstein
Senior Managing Director

Fiscal Year End
March 31

Independent Auditor
RSM US LLP Chicago, IL

Corporate Counsel
Eversheds Sutherland (US) LLP

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Corporate Offices & Website
5400 Lyndon B. Johnson Freeway
13th Floor
Dallas, TX 75240
http://www.capitalsouthwest.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)

Transfer Agent
American Stock Transfer & Trust Company, LLC
800-937-5449
www.amstock.com

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann & Co., Inc.	Mickey M. Schleien, CFA	Direct: 305-572-4131
JMP Securities, LLC	Devin Ryan	Direct: 415-835-8900
B. Riley Securities	Sarkis Sherbetchyan	Direct: 310-689-5221
Hovde Group	Bryce Rowe	Direct: 804-318-0969
Jefferies, LLC	Kyle Joseph	Direct: 510-418-0754
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136

CSWC capital southwest

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